NOTICE OF ELECTION OF THE DIVIDEND OF COMMON STOCK
OFFERED BY
THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.
OF
CAMPBELL NEUROSCIENCES, INC. COMMON STOCK

The undersigned hereby irrevocably and unconditionally elects to accept those ____________________________ Shares of Common Stock of Campbell Neurosciences, Inc ("CNSI") offered to eligible Therapeutic Solutions International, Inc. ("TSOI" and/or the "Company") shareholders as a "loyalty" dividend on a prorated basis and as evidenced by certificate/book entry number(s) ______________________________, and held by _______________ _________________________________ (the "Beneficial Holder(s)") into that number of common shares of Campbell Neurosciences Inc. ("CNSI") as specified below:

A "loyalty" dividend to TSOI shareholders in the form of up to Ten Million (10,000,000) shares of Campbell Neurosciences, Inc. ("CNSI") beneficially owned by TSOI by issuing a prorated loyalty dividend to TSOI shareholders in CNSI restricted Common Stock at a ratio of 0.002243065640016 shares of CNSI stock for each one (1) share owned in TSOI stock (10,000,000/4,458,184,291 = 0.002243065640016) as of the record date of the action of May 15, 2024 ("Dividend Offer Date"), the Dividend Offer to remain open for Ninety (90) days from the Dividend Offer Date (on or about August 14, 2024).

The undersigned represents, warrants and covenants that (a) the Beneficial Holder(s) share(s) of the Company's Common Stock as of May 15, 2024; (b) the undersigned has been authorized, empowered and instructed by the Beneficial Holder to complete and deliver this Notice; and (c) those shares of CNSI common stock in book entry form that is issued as a result of such loyalty dividend will be distributed via email and/or traditional mail to the Beneficial Holder whose information is as follows:

Name of Beneficial Holder(s): ____

____

Address of Beneficial Holder(s): ____

____

Email address of Beneficial Holder(s): ____

Telephone number of Beneficial Holder(s): ____

SSN, EIN, SIN of Beneficial Holder(s): ____

Number of shares of the TSOI's common stock held by the Beneficial Holder(s) as of the Offer Date:

____

Number of shares of the CNSI's common stock to be issued pursuant to such loyalty dividend issuance (1:0.002243065640016): _____________________________

The undersigned hereby requests that the Company cause to be issued the number of shares of CNSI restricted common stock to be issued upon such loyalty dividend distribution at the prorated ratio for the benefit of the Beneficial Holder(s).

The Beneficial Holder(s) understands, accepts and agrees that this is a "high risk" investment as understood in the investment industry. As such, the TSOI Beneficial Holder(s) electing to accept the "loyalty" Dividend Offer and become a CNSI common stock holder of record hereby acknowledges that they understand and accept the high risk nature of investing and owning private stock in a corporation, that they are sophisticated investors and are qualified to enter into this Agreement. The Beneficial Holder(s) further acknowledges and accepts that there is no public market to sell CNSI stock. As such, they may need to hold CNSI stock indefinitely.

The undersigned shall and hereby does hold the Company and its officers, directors, employees, contractors, agents, attorneys, shareholders, accountants, transfer agent, and representatives, harmless from and against, and shall and hereby does indemnify the Company and its officers, directors, employees, shareholders, contractors, agents, attorneys, accountants, transfer agent, and representatives, for any liability, loss, cost, expense, or damage caused by or claim to have been caused by (a) any inaccuracy or misstatement in, or omission from, this Notice or (b) any breach of contract, law, or duty by the undersigned or any of its affiliates, directors, officers, agents, employees, or other persons acting on its behalf regarding the herein contemplated loyalty dividend distribution.

The undersigned certifies under penalty of perjury under the laws of the state in which the undersigned is domiciled that the foregoing is true and correct.

BENEFICIAL HOLDER(S)

By: ______________________________ Date: ____________________
(Signature)

____
Name and Title (if applicable)

By: ______________________________ Date: ____________________
(Signature)

____
Name and Title (if applicable)

This Notice of Election, once executed, should be returned to your Broker by the means they provided if that is how you received the Elective Dividend Offer or to the Transfer Agent directed by your Broker at the address listed below:

Transfer Agent for TSOI:
New Horizon Transfer
202-515 West Pender Street
Vancouver, British Columbia V6B 6H5
Samantha Roberts: s.roberts@newhorizontransfer.com
Gemma Ciolo: gciolo@newhorizontransfer.com